UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): March 3, 2011

BayHill Capital Corporation
 (Exact Name of Registrant as Specified in Charter)

Delaware	0-11730	84-1089377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 East 200 South
Lehi, Utah 84043
(Address of Principal Executive Offices)

801-592-3000
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On March 3, 2011 the Company issued a press release announcing the execution of a letter of intent (LOI) to acquire the all of the outstanding common stock of Proteus Energy Corporation.  A copy of the Company’s press release is attached hereto as Exhibit 99.1

.
Item 9.01	Financial Statements and Exhibits.

          (d) Exhibits. The following exhibit is being filed herewith:

99.1	Press Release dated March 3, 2011.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized, on the 3rd day of March 2011.

BAYHILL CAPITAL CORPORATION
By:	/s/ Robert K. Bench
	Name:	Robert K. Bench
	Title:	President and Chief Executive Officer

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Press Release dated March 3, 2011.